                                                                  EXHIBIT (a)(2)

                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                       (INCLUDING THE ASSOCIATED RIGHTS)
                                       OF
                                KERR GROUP, INC.
                       PURSUANT TO THE OFFER TO PURCHASE
                               DATED JULY 8, 1997
                                       BY
                          KERR ACQUISITION CORPORATION
                    A CORPORATION FORMED AT THE DIRECTION OF
                                FREMONT PARTNERS

--------------------------------------------------------------------------------
    THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
   NEW YORK CITY TIME, ON MONDAY, AUGUST 4, 1997, UNLESS THE OFFER IS
   EXTENDED.
--------------------------------------------------------------------------------

                        THE DEPOSITARY FOR THE OFFER IS:
                             BOSTON EQUISERVE, L.P.

       BY MAIL:                       BY HAND:                BY POSTAL EXPRESS OR
Boston EquiServe, L.P.            BankBoston, N.A.             OVERNIGHT COURIER:
       Corporate               Securities Transfer &            BankBoston, N.A.
    Reorganization            Reporting Services, Inc.       Boston EquiServe, L.P.
 Post Office Box 2089          55 Broadway, 3rd Floor               Corporate
 Boston, MA 02266-2089           New York, NY 10006              Reorganization
                               Attn: Delivery Window            150 Royall Street
                                                               Mail Stop 45-02-53
                                                                Canton, MA 02021

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH
    ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER
       OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFORE AND
              COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ
           CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or if delivery of Shares (as defined below) is to be made by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company ("DTC") or the Philadelphia Depository Trust Company ("PDTC," and together with DTC each a "Book-Entry Transfer Facility and collectively, the "Book-Entry Transfer Facilities") pursuant to the procedures set forth in
Section 3 of the Offer to Purchase (as defined below). Delivery of documents to a Book-Entry Transfer Facility does not constitute delivery to the Depository. Stockholders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders" and other stockholders are referred to herein as "Certificate Stockholders."

    Stockholders whose certificates evidencing Shares ("Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) must tender their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.

/ /  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES, AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

    Name of Tendering Institution: _____________________________________________

    Check Box of Applicable Book-Entry Transfer Facility

    (check one)  / / DTC  / / PDTC

    Account Number: ____________________________________________________________

    Transaction Code Number: ___________________________________________________

/ /  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:

    Name(s) of Registered Holder(s): ___________________________________________

    Window Ticket No. (if any): ________________________________________________

    Date of Execution of Notice of Guaranteed Delivery: ________________________

    Name of Institution which Guaranteed Delivery: _____________________________

    If Delivered by Book-Entry Transfer, Check Box of Applicable Book-Entry Transfer Facility:

    / / DTC

    / / PDTC

    Account Number (if delivered by Book-Entry Transfer): ______________________

    Transaction Code Number ____________________________________________________

               BOXES ABOVE FOR USE BY ELIGIBLE INSTITUTIONS ONLY

------------------------------------------------------------------------------------------
                        DESCRIPTION OF COMMON STOCK SHARES TENDERED
------------------------------------------------------------------------------------------
     NAME(S) AND
    ADDRESS(ES) OF
 REGISTERED HOLDER(S)
 (PLEASE FILL IN, IF
    BLANK, EXACTLY
 AS NAME(S) APPEAR(S)
       ON SHARE                      SHARE CERTIFICATE(S) AND SHARES TENDERED
   CERTIFICATE(S))                    (ATTACH ADDITIONAL LIST, IF NECESSARY)
-------------------------------------------------------------------------------------------
                                                  TOTAL NUMBER OF
                                SHARE                 SHARES
                             CERTIFICATE        EVIDENCED BY SHARE      NUMBER OF SHARES
                             NUMBER(S)*           CERTIFICATE(S)*          TENDERED**
-------------------------------------------------------------------------------------------

                        -------------------------------------------------------------------

                        -------------------------------------------------------------------

                        -------------------------------------------------------------------

                        -------------------------------------------------------------------

                        -------------------------------------------------------------------

                        -------------------------------------------------------------------
                            TOTAL SHARES:

-------------------------------------------------------------------------------------------
  * NEED NOT BE COMPLETED BY STOCKHOLDERS DELIVERING SHARES BY BOOK-ENTRY TRANSFER.
 ** UNLESS OTHERWISE INDICATED, IT WILL BE ASSUMED THAT ALL SHARES EVIDENCED BY EACH SHARE
    CERTIFICATE DELIVERED TO THE DEPOSITARY ARE BEING TENDERED HEREBY. SEE INSTRUCTION 4.
-------------------------------------------------------------------------------------------

/ /  CHECK HERE IF YOU CANNOT LOCATE YOUR CERTIFICATE(S) AND REQUIRE ASSISTANCE
    IN REPLACING THEM. UPON RECEIPT OF NOTIFICATION BY THIS LETTER OF TRANSMITTAL, THE COMPANY'S STOCK TRANSFER AGENT WILL CONTACT YOU DIRECTLY WITH REPLACEMENT INSTRUCTIONS.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
                PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

    The undersigned hereby tenders to Kerr Acquisition Corporation, a Delaware corporation (the "Offeror") and a wholly owned subsidiary of Fremont Acquisition Company, LLC, a Delaware limited liability company ("Parent"), the above-described shares of Common Stock, par value $.50 per share (the "Common Stock"), including the associated rights to purchase shares of preferred stock, issued pursuant to the Rights Agreement (as defined below) (the "Rights" together with the Common Stock, the "Shares") pursuant to the Offeror's offer to purchase all outstanding Shares at a price of $5.40 per share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated July 8, 1997 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase and any amendments or supplements hereto or thereto, constitute the "Offer"). The undersigned understands that the Offeror reserves the right to transfer or assign, in whole or in part from time to time, to any affiliate of Parent the right to purchase Shares tendered pursuant to the Offer.

    Kerr Group, Inc., a Delaware corporation (the "Company"), has distributed one Right for each outstanding share of Common Stock pursuant to the Rights Agreement, dated as of July 25, 1995, between the Company and BankBoston, N.A. (formerly The First National Bank of Boston), as Rights Agent, as amended (the "Rights Agreement"). The Company has represented in the Merger Agreement (as defined in the Offer to Purchase) that it has taken all action which may be necessary under the Rights Agreement so that the execution of the Merger Agreement and any amendments thereto and the consummation of the transactions contemplated thereby will not cause (i) Parent and/or the Offeror to become an Acquiring Person (as defined in the Rights Agreement), (ii) a Distribution Date, a Stock Acquisition Date or a Trigger Event (as such terms are defined in the Rights Agreement) to occur, irrespective of the number of Shares acquired pursuant to the Offer, and (iii) the Rights shall expire upon the acceptance of Shares for payment pursuant to the Offer.

    Upon the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), effective upon acceptance for payment of and payment for the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of the Offeror, all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof (collectively, "Distributions")) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by a Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Offeror, upon receipt by the Depositary, as the undersigned's agent, of the purchase price (adjusted, if appropriate, as provided in the Offer to Purchase),
(b) present such Shares and all Distributions for cancellation and transfer on the Company's books and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares and all Distributions and that, when the same are accepted for payment by the Offeror, the Offeror will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, claims, charges and encumbrances, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute any signature guarantees or additional documents deemed by the Depositary or the Offeror to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares and all Distributions. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Offeror any such Distributions issued to the undersigned, in respect of the tendered Shares, accompanied by documentation of transfer, and pending such remittance or appropriate assurance thereof, the Offeror shall be entitled to all rights and privileges as owner of any such Distributions and, subject to the terms of the Merger Agreement, may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by the Offeror, in its sole discretion.

    All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

    The undersigned hereby irrevocably appoints Gilbert H. Lamphere or Gregory
P. Spivy and each of them, and any other designees of the Offeror, the attorneys and proxies of the undersigned, each with full power of substitution, to vote at any annual, special or adjourned meeting of the Company's stockholders or otherwise act (including pursuant to written consent) in such manner as each such attorney and proxy or his or her substitute shall in his or her sole discretion deem proper, to execute any written consent concerning any matter as each such attorney and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, and to otherwise act with respect to, all the Shares tendered hereby which have been accepted for payment by the Offeror prior to the time any such vote or action is taken (and any and all Distributions issued or issuable in respect thereof) and with respect to which the undersigned is entitled to vote. This appointment is effective when, and only to the extent that, the Offeror accepts for payment such Shares as provided in the Offer to Purchase. This power of attorney and proxy is coupled with an interest in the tendered Shares, is irrevocable and is granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall revoke all prior powers of attorney and proxies given by the undersigned at any time with respect to such Shares and no subsequent powers of attorney or proxies may be given by the undersigned (and, if given, will not be deemed effective). The Offeror reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon the Offeror's acceptance for payment of such Shares, the Offeror must be able to exercise full voting and other rights with respect to such Shares, including voting at any stockholders meeting then scheduled.

    The undersigned understands that the valid tender of Shares to Offeror pursuant to any one of the procedures described in Section 3 of the Offer and in the instructions hereto will constitute a binding agreement between the undersigned and the Offeror upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Offeror may not be required to accept for payment any of the tendered Shares. The Offeror's acceptance for payment of Shares pursuant to the Offer will constitute a binding agreement between the undersigned and the Offeror upon the terms and subject to the conditions of the Offer.

    Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and/or return any certificates for Shares not tendered or accepted for payment, in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased, and/or any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price of any Shares purchased, and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of, and mail said check and/or any certificates to, the person or persons so indicated. In the case of a book-entry delivery of Shares, please credit the account maintained at a Book-Entry Transfer Facility indicated above with any Shares not accepted for payment. The undersigned recognizes that the Offeror has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder(s) thereof if the Offeror does not accept for payment any of the Shares so tendered.

-------------------------------------------

                                SPECIAL PAYMENT
                                  INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

  To be completed ONLY if the check for the purchase price of Shares or Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

  Issue check and/or certificate(s) to:

  Name: ______________________________________________________________________
                                  PLEASE PRINT

  Address: ___________________________________________________________________

  ____________________________________________________________________________
  ____________________________________________________________________________
                                                             INCLUDE ZIP CODE

   __________________________________________________________________________
               TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                   (SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

------------------------------------------------------
------------------------------------------------------

                                SPECIAL DELIVERY
                                  INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

  To be completed ONLY if the check for the purchase of Shares purchased or Share Certificates evidencing Shares not tendered or not purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown under "Description of Shares Tendered."

  Mail check and/or certificate(s) to:

  Name: ______________________________________________________________________
                                  PLEASE PRINT

  Address: ___________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                                                             INCLUDE ZIP CODE

-----------------------------------------------------

--------------------------------------------------------------------------------

                                   IMPORTANT
                           STOCKHOLDER(S): SIGN HERE

                (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON REVERSE)

  ____________________________________________________________________________

  ____________________________________________________________________________
                           SIGNATURE(S) OF HOLDER(S)

                       Dated: ___________________________________________, 199

      (Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificates or on a security position listing or by a person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

  Name(s): ___________________________________________________________________

  ____________________________________________________________________________
                                  PLEASE PRINT

  Capacity: __________________________________________________________________
                           PLEASE PROVIDE FULL TITLE

  Address: ___________________________________________________________________

  ____________________________________________________________________________
                                                             INCLUDE ZIP CODE

  Telephone No.: _____________________________________________________________
                               INCLUDE AREA CODE

  Tax Identification or
  Social Security Number: ____________________________________________________
   SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED--SEE INSTRUCTIONS 1 AND 5)

  SPACE BELOW IS FOR USE BY FINANCIAL INSTITUTIONS ONLY. FINANCIAL
  INSTITUTIONS: PLACE MEDALLION GUARANTEE IN SPACE PROVIDED BELOW.

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agent's Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each an "Eligible Institution," and collectively, "Eligible Institutions"). No signature guarantee is required on this Letter of Transmittal (i) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of Shares tendered herewith, unless such holder(s) has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" in this Letter of Transmittal or (ii) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by stockholders either if Share Certificates are to be forwarded herewith or if a tender of Shares is to be made pursuant to the procedures for delivery by book-entry transfer set forth in Section 3 of the Offer to Purchase. For Shares to be validly tendered pursuant to the Offer, either (i) a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with any required signature guarantees, or in the case of a book-entry transfer, an Agent's Message (as defined in the Offer to Purchase), and any other required documents, must be received by the Depositary at one of the Depositary's addresses set forth herein prior to the Expiration Date (as defined in the Offer to Purchase) and either certificates for tendered Shares must be received by the Depositary at one of such addresses or such Shares must be delivered pursuant to the procedures for book-entry transfer (and a Book Entry Confirmation received by the Depositary), in each case, prior to the Expiration Date, or (ii) the tendering stockholder must comply with the guaranteed delivery procedure set forth below.

    Stockholders whose Share Certificates are not immediately available or who cannot complete the procedures for book-entry transfer on a timely basis or time will not permit all required documents to reach the Depositary prior to the Expiration Date, may tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedures, (i) such tender must be made by or through an Eligible Institution,
(ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Offeror (or facsimile thereof), must be received by the Depositary prior to the Expiration Date and (iii) the certificates for (or a Book-Entry Confirmation with respect to) such Shares, together with this properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents are received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase. A "trading day" is any day on which the New York Stock Exchange is open for business. The Notice of Guaranteed Delivery may be delivered by hand to the Depositary or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a guarantee by an Eligible Institution in the form set forth in such Notice of Guaranteed Delivery.

    THE METHOD OF DELIVERY OF SHARE CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH A BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. SHARE CERTIFICATES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

    3. INADEQUATE SPACE. If the space provided herein under "Description of Shares Tendered" is inadequate, the Share Certificate numbers and/or the number of Shares evidenced by such Share Certificates and the number of Shares tendered should be listed on a separate schedule attached hereto.

    4. PARTIAL TENDERS. If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary herewith are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, new Share Certificate(s) for the remainder of the Shares that were evidenced by the Share Certificate(s) delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" on the reverse hereof, as soon as practicable after the expiration or termination of the Offer. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) evidencing such shares without any change whatsoever.

    If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If any of the Shares tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

    If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Offeror of their authority so to act must be submitted.

    When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and tendered hereby, no endorsements of Share Certificates or separate stock powers are required unless payment or Share Certificates evidencing Shares not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s), in which case the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) or such Share Certificate(s). Signatures on such Share Certificate(s) or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the shares tendered hereby, the certificates evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificates. Signatures on such Share Certificate(s) or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

    6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, the Offeror will pay, or cause to be paid, any stock transfer taxes with respect to the transfer and sale of Shares to it or its assignee pursuant to the Offer. If, however, payment of the purchase price of any Shares is to be made to, or if Share Certificates evidencing Shares not tendered or accepted for payment are to be issued in the name of, a person other than the registered holder(s), or if tendered Share Certificates are registered in the name of a person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person or otherwise payable on the account of the transfer to such other person) will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to the Offeror of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates evidencing the Shares tendered hereby.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of and/or Shares Certificates not accepted for payment are to be returned to a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such Share Certificates are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown in the box entitled "Description of Shares Tendered" on the reverse hereof, the appropriate boxes on the reverse side of this Letter of Transmittal should be completed. Any stockholder tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such stockholder at a Book-Entry Transfer Facility from which such transfer was made.

    8. WAIVER OF CONDITIONS. Except as otherwise provided in the Offer to Purchase, the Offeror reserves the absolute right, in its sole discretion, to waive any of the conditions of the Offer or any defect or irregularity in the tender of any Shares of any particular stockholder, whether or not similar defects or irregularities are waived in the case of other stockholders.

    9. TAXPAYER IDENTIFICATION NUMBER AND BACKUP WITHHOLDING. Federal income tax law generally requires that a registered holder whose tendered stock is accepted for purchase, or such registered holder's assignee (in either case, the "Payee") provide the Depositary ("the Payor") with a correct Taxpayer Identification Number ("TIN"), which, in the case of a Payee who is an individual, is such Payee's social security number. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, such Payee may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding in an amount equal to 31% of the gross proceeds of the purchase price. If withholding results in an overpayment of taxes, a refund may be obtained.

    To prevent backup withholding, each payee must provide such payee's correct TIN by completing the "Substitute Form W-9" set forth herein, certifying that the TIN provided is correct (or that such Payee is awaiting a TIN) and that (i) the Payee is exempt from backup withholding (ii) the Payee has not been notified by the Internal Revenue Service that such Payee is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified the payee that such Payee is no longer subject to backup withholding.

    If the Payee does not have a TIN, such Payee should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for instructions on applying for a TIN, write "Applied For" in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If the payee does not provide such payee's TIN to the Payor within 60 days, backup withholding will begin and continue until such payee furnishes such payee's TIN to the Payor. Note: Writing "Applied for" on the form means that the payee has already applied for a TIN or that such Payee intends to apply for one in the near future.

    If the Shares are held in more than one name, or is not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

    Exempt Payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Payee should write "Exempt" in Part 2 of the Substitute Form W-9. See the W-9 Guidelines for additional instructions. In order for a non-resident alien or foreign entity to qualify as exempt, such person must substitute a completed form W-8, "Certificate of Foreign Status", signed under penalty of perjury attesting to such exempt status. Such forms may be obtained from the Payor.

    10. LOST OR DESTROYED CERTIFICATES. If any Share Certificate(s) has (have) been lost or destroyed, the stockholder should check the appropriate box on the reverse side of the Letter of Transmittal. The Company's stock transfer agent will then instruct such stockholder as to the procedure to be followed in order to replace the Share Certificate(s). The stockholder will have to post a surety bond of approximately 2% of the current market value of the stock. This Letter of Transmittal and related documents cannot be processed until procedures for replacing lost or destroyed Share Certificates have been followed.

    11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Offer to Purchase, the Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at the locations and telephone numbers set forth below.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE COPY THEREOF), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND SHARE CERTIFICATES, OR A BOOK-ENTRY CONFIRMATION, FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY (OR A FACSIMILE COPY THEREOF) MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE.

WHAT NUMBER TO GIVE THE DEPOSITARY

    The stockholder is required to give the Depositary the TIN, generally the social security number or employer identification number, of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in Part I, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number, which appears in a separate box below the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% of all payments of the purchase price until a TIN is provided to the Depositary.

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                             PAYER'S NAME: BANKBOSTON, N.A.
----------------------------------------------------------------------------------------
                              PART I--Taxpayer
SUBSTITUTE                    Identification Number--For
FORM   W-9                    all accounts, enter your TIN
Department of the Treasury    in the box at right. (For     ----------------------------
Internal Revenue Service      most individuals, this is        SOCIAL SECURITY NUMBER
                              your social security number.               OR
PAYER'S REQUEST FOR TAXPAYER  If you do not have a TIN,
IDENTIFICATION NUMBER (TIN)   see Obtaining a Number in
                              the enclosed GUIDELINES.)     ----------------------------
                              Certify by signing and          EMPLOYER IDENTIFICATION
                              dating below. Note: If the               NUMBER
                              account is in more than one
                              name, see the chart in the       (IF AWAITING TIN WRITE
                              enclosed GUIDELINES to               "APPLIED FOR")
                              determine which number to
                              give the payer.

                              ----------------------------------------------------------

                              PART II--For Payees Exempt from backup Withholding, see
                              the enclosed GUIDELINES and complete as instructed
                              therein.
----------------------------------------------------------------------------------------

CERTIFICATION--Under penalties of perjury, I certify that:
(1)    The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
(2)    I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the
       "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATE INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are not longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed GUIDELINES.)
----------------------------------------------------------------------------------------

SIGNATURE                                                                  DATE                     ,
199
----------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
             WROTE "APPLIED FOR" IN PART I OF SUBSTITUTE FORM W-9. CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I CERTIFY UNDER THE PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER (A) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE, OR (B) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER BY THE TIME OF PAYMENT, 31% OF ALL REPORTABLE PAYMENTS MADE TO ME THEREAFTER WILL BE WITHHELD UNTIL I
PROVIDE A NUMBER. __________          DATE _____________________________________

    Questions and requests for assistance or additional copies of the Offer to Purchase, Letter of Transmittal and other tender offer materials may be directed to the Information Agent at the locations and telephone numbers set forth below:

                    The Information Agent for the Offer is:

                            MACKENZIE PARTNERS, INC.
                                156 FIFTH AVENUE
                               NEW YORK, NY 10010

                 BANKS AND BROKERS CALL COLLECT (212) 929-5500
                   ALL OTHERS CALL TOLL FREE: (800) 322-2885